EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

AVAILABLE-FOR-SALE SECURITIES

(In Thousands)

	September 30, 2013		June 30, 2013		December 31, 2012
	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$47,445	$46,384	$49,016	$47,970	$30,695	$31,217
Obligations of states and political subdivisions:
Tax-exempt	129,884	131,096	132,525	134,483	130,168	137,020
Taxable	31,582	31,211	29,976	29,689	24,426	24,817
Mortgage-backed securities	80,190	82,354	63,776	65,625	76,368	80,196
Collateralized mortgage obligations,
Issued by U.S. Government agencies	176,208	175,078	183,792	182,924	179,770	183,510
Trust preferred securities issued by individual institutions	0	0	0	0	5,167	5,171
Collateralized debt obligations:
Pooled trust preferred securities - senior tranches	0	0	0	0	1,615	1,613
Other collateralized debt obligations	660	660	660	660	660	660
Total debt securities	465,969	466,783	459,745	461,351	448,869	464,204
Marketable equity securities	5,802	8,867	5,965	8,717	5,912	8,373
Total	$471,771	$475,650	$465,710	$470,068	$454,781	$472,577

Summary of Loans by Type

(Excludes Loans Held for Sale)

 (In Thousands)

	Sept. 30,	June 30,	Dec. 31,	Sept. 30,
	2013	2013	2012	2012

Residential mortgage:
Residential mortgage loans - first liens	$301,794	$304,806	$311,627	$317,734
Residential mortgage loans - junior liens	24,079	24,797	26,748	27,084
Home equity lines of credit	34,360	33,076	33,017	32,550
1-4 Family residential construction	15,746	14,895	12,842	13,038
Total residential mortgage	375,979	377,574	384,234	390,406
Commercial:
Commercial loans secured by real estate	151,602	155,168	158,413	163,773
Commercial and industrial	44,312	45,812	48,442	49,405
Political subdivisions	13,905	24,033	31,789	35,549
Commercial construction and land	21,630	20,189	28,200	27,307
Loans secured by farmland	10,711	11,134	11,403	10,328
Multi-family (5 or more) residential	5,994	6,397	6,745	6,109
Agricultural loans	3,085	3,061	3,053	3,181
Other commercial loans	9,858	543	362	329
Total commercial	261,097	266,337	288,407	295,981
Consumer	11,399	11,059	11,269	11,762
Total	648,475	654,970	683,910	698,149
Less: allowance for loan losses	(7,130)	(7,198)	(6,857)	(7,792)
Loans, net	$641,345	$647,772	$677,053	$690,357

Loans Held for Sale

(In Thousands)

	Sept. 30,	June 30,	Dec. 31,	Sept. 30,
	2013	2013	2012	2012
Residential mortgage loans originated and serviced - outstanding balance	$138,875	$127,214	$103,176	$87,051
Less: outstanding balance of loans sold	(138,074)	(126,489)	(100,631)	(83,205)
Loans held for sale, net	$801	$725	$2,545	$3,846

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES

(In Thousands)

	3 Months	3 Months	9 Months	9 Months
	Ended	Ended	Ended	Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,
	2013	2013	2013	2012
Balance, beginning of period	$7,198	$7,118	$6,857	$7,705
Charge-offs	(374)	(52)	(619)	(404)
Recoveries	67	66	404	70
Net (charge-offs) recoveries	(307)	14	(215)	(334)
Provision for loan losses	239	66	488	421
Balance, end of period	$7,130	$7,198	$7,130	$7,792

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS

AND TROUBLED DEBT RESTRUCTURINGS (TDRs)

(In Thousands)

	Sept. 30,	June 30,	Dec 31,	Sept. 30,
	2013	2013	2012	2012
Impaired loans with a valuation allowance	$4,553	$1,874	$2,710	$4,119
Impaired loans without a valuation allowance	5,703	5,097	4,719	3,718
Total impaired loans	$10,256	$6,971	$7,429	$7,837

Total loans past due 30-89 days and still accruing	$7,260	$6,114	$7,756	$6,001

Nonperforming assets:
Total nonaccrual loans	$6,760	$6,697	$7,353	$7,269
Total loans past due 90 days or more and still accruing	2,668	2,202	2,311	2,260
Total nonperforming loans	9,428	8,899	9,664	9,529
Foreclosed assets held for sale (real estate)	776	890	879	839
Total nonperforming assets	$10,204	$9,789	$10,543	$10,368

Loans subject to troubled debt restructurings (TDRs):
Performing	$1,720	$2,187	$906	$916
Nonperforming	1,366	1,154	1,155	1,753
Total TDRs	$3,086	$3,341	$2,061	$2,669

Total nonperforming loans as a % of loans	1.45%	1.36%	1.41%	1.36%
Total nonperforming assets as a % of assets	0.83%	0.80%	0.82%	0.79%
Allowance for loan losses as a % of total loans	1.10%	1.10%	1.00%	1.12%
Allowance for loan losses as a % of nonperforming loans	75.63%	80.89%	70.95%	81.77%

Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	9/30/2013	Return/	6/30/2013	Return/	9/30/2012	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities,
at amortized cost:
Taxable	$335,439	2.04%	$323,248	2.14%	$339,639	2.46%
Tax-exempt	130,831	5.48%	132,198	5.76%	135,362	5.69%
Total available-for-sale securities	466,270	3.00%	455,446	3.19%	475,001	3.38%
Interest-bearing due from banks	24,795	0.40%	23,044	0.40%	33,929	0.36%
Federal funds sold	0	0.00%	3	0.00%	0	0.00%
Loans held for sale	1,032	5.38%	787	6.12%	4,293	3.89%
Loans receivable:
Taxable	615,318	5.64%	625,215	5.79%	662,374	6.00%
Tax-exempt	34,712	5.87%	33,690	5.88%	37,696	6.32%
Total loans receivable	650,030	5.65%	658,905	5.80%	700,070	6.02%
Total Earning Assets	1,142,127	4.46%	1,138,185	4.64%	1,213,293	4.82%
Cash	17,698		16,961		17,466
Unrealized gain/loss on securities	1,688		13,820		19,310
Allowance for loan losses	(7,258)		(7,229)		(7,727)
Bank premises and equipment	17,950		18,351		19,106
Intangible Asset - Core Deposit Intangible	105		120		165
Intangible Asset - Goodwill	11,942		11,942		11,942
Other assets	43,690		43,127		46,102
Total Assets	$1,227,942		$1,235,277		$1,319,657

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$172,010	0.12%	$167,404	0.12%	$166,961	0.12%
Money market	205,168	0.14%	204,444	0.15%	210,269	0.16%
Savings	116,474	0.10%	117,224	0.10%	110,133	0.10%
Certificates of deposit	144,689	0.99%	150,358	1.00%	199,250	1.47%
Individual Retirement Accounts	127,526	0.40%	130,368	0.44%	141,421	0.73%
Other time deposits	1,556	0.25%	1,161	0.00%	1,768	0.00%
Total interest-bearing deposits	767,423	0.33%	770,959	0.35%	829,802	0.56%
Borrowed funds:
Short-term	7,944	0.15%	5,684	0.14%	5,369	0.15%
Long-term	73,436	4.03%	73,615	4.03%	105,811	4.02%
Total borrowed funds	81,380	3.65%	79,299	3.75%	111,180	3.83%
Total Interest-bearing Liabilities	848,803	0.65%	850,258	0.67%	940,982	0.94%
Demand deposits	191,393		193,115		191,301
Other liabilities	10,030		8,292		8,967
Total Liabilities	1,050,226		1,051,665		1,141,250
Stockholders' equity, excluding other comprehensive income/loss	176,772		174,782		166,318
Other comprehensive income/loss	944		8,830		12,089
Total Stockholders' Equity	177,716		183,612		178,407
Total Liabilities and Stockholders' Equity	$1,227,942		$1,235,277		$1,319,657
Interest Rate Spread		3.81%		3.97%		3.88%
Net Interest Income/Earning Assets		3.97%		4.15%		4.09%

Total Deposits (Interest-bearing and Demand)	$958,816		$964,074		$1,021,103

(1) Changes in income on tax-exempt securities and loans are presented on a fully tax-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

Analysis of Average Daily Balances and Rates

(Dollars in Thousands)

	9 Months		9 Months
	Ended	Rate of	Ended	Rate of
	9/30/2013	Return/	9/30/2012	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities, at amortized cost:
Taxable	$324,839	2.16%	$334,652	2.96%
Tax-exempt	131,053	5.66%	131,083	5.88%
Total available-for-sale securities	455,892	3.17%	465,735	3.79%
Interest-bearing due from banks	25,808	0.39%	35,183	0.34%
Federal funds sold	6	0.00%	0	0.00%
Loans held for sale	1,333	4.71%	2,412	4.10%
Loans receivable:
Taxable	625,527	5.77%	665,011	6.15%
Tax-exempt	35,617	5.85%	36,756	6.33%
Total loans receivable	661,144	5.77%	701,767	6.16%
Total Earning Assets	1,144,183	4.61%	1,205,097	5.07%
Cash	16,919		17,383
Unrealized gain/loss on securities	10,539		18,263
Allowance for loan losses	(7,205)		(7,634)
Bank premises and equipment	18,316		18,971
Intangible Asset - Core Deposit Intangible	119		185
Intangible Asset - Goodwill	11,942		11,942
Other assets	43,400		47,140
Total Assets	$1,238,213		$1,311,347

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$171,180	0.12%	$161,845	0.13%
Money market	203,925	0.14%	208,932	0.18%
Savings	116,745	0.10%	107,403	0.10%
Certificates of deposit	151,630	1.06%	196,840	1.58%
Individual Retirement Accounts	130,633	0.45%	143,910	0.87%
Other time deposits	1,190	0.11%	1,343	0.10%
Total interest-bearing deposits	775,303	0.36%	820,273	0.62%
Borrowed funds:
Short-term	5,963	0.13%	6,144	0.13%
Long-term	76,761	4.02%	111,552	4.01%
Total borrowed funds	82,724	3.74%	117,696	3.80%
Total Interest-bearing Liabilities	858,027	0.69%	937,969	1.02%
Demand deposits	189,823		190,644
Other liabilities	9,070		8,732
Total Liabilities	1,056,920		1,137,345
Stockholders' equity, excluding other comprehensive income/loss	174,726		162,627
Other comprehensive income/loss	6,567		11,375
Total Stockholders' Equity	181,293		174,002
Total Liabilities and Stockholders' Equity	$1,238,213		$1,311,347
Interest Rate Spread		3.92%		4.05%
Net Interest Income/Earning Assets		4.10%		4.28%

Total Deposits (Interest-bearing and Demand)	$965,126		$1,010,917

(1) Changes in income on tax-exempt securities and loans are presented on a fully tax-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.

(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

COMPARISON OF NONINTEREST INCOME

(In Thousands)

	Three Months Ended			Nine Months Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2013	2013	2012	2013	2012
Service charges on deposit accounts	$1,281	$1,171	$1,290	$3,611	$3,707
Service charges and fees	241	216	239	658	694
Trust and financial management revenue	1,033	1,045	873	3,022	2,762
Brokerage revenue	205	237	197	586	653
Insurance commissions, fees and premiums	32	59	62	136	169
Interchange revenue from debit card transactions	484	505	477	1,453	1,460
Net gains from sales of loans	624	587	625	1,756	1,263
Increase in cash surrender value of life insurance	109	99	111	301	347
Net gain from premises and equipment	14	0	1	14	271
Other operating income	270	272	247	790	730
Total other operating income, before realized gains on available-for-sale securities, net	$4,293	$4,191	$4,122	$12,327	$12,056

COMPARISON OF NONINTEREST EXPENSE

(In Thousands)

	Three Months Ended			Nine Months Ended
	Sept. 30,	June 30,	Sept. 30,	Sept. 30,	Sept. 30,
	2013	2013	2012	2013	2012
Salaries and wages	$3,536	$3,635	$3,594	$10,771	$10,755
Pensions and other employee benefits	876	1,034	982	3,165	3,438
Occupancy expense, net	626	599	610	1,859	1,874
Furniture and equipment expense	487	483	475	1,464	1,418
FDIC Assessments	151	147	165	450	468
Pennsylvania shares tax	350	351	339	1,051	1,011
Other operating expense	2,584	2,271	2,061	6,923	5,996
Total noninterest expense, before loss on prepayment of borrowings	8,610	8,520	8,226	25,683	24,960
Loss on prepayment of borrowings	0	0	2,190	1,023	2,333
Total Noninterest Expense	$8,610	$8,520	$10,416	$26,706	$27,293